Leases	6 Months Ended
Jun. 30, 2022
Lease Liabilities [Abstract]
Leases
12. Leases
On May 10, 2022, the Company entered into a
120-month
lease for office space and parking spaces in Geneva, Switzerland. The lease is for approximately 7,513 square feet and 4 parking spaces with the Company gaining access to areas on October 1, 2022. The expected lease commitments resulting from this contract are less than USD 0.1 million in 2022 and USD 0.3 million from 2023 onward. The expected lease commitments are linked to changes in the Swiss Consumer Price Index as published by Swiss Federal Statistical Office.